Commitments, Contingent Liabilities, and Guarantees (Tables)	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Schedule of Commitments to Extend Credit or Funding
The following table shows the remaining contractual amount of each class of commitment related to extending credit or funding principal investments. For loan commitments and commercial letters of credit, this amount represents our maximum possible accounting loss on the unused commitment if the borrower were to draw upon the full amount of the commitment and subsequently default on payment for the total amount of the then outstanding loan.

December 31, Dollars in millions	2025	2024
Loan commitments:
Commercial and other	$59,731	$57,010
Commercial real estate and construction	3,561	2,855
Home equity	7,793	8,360
Credit cards	6,027	6,784
Total loan commitments	77,112	75,009
Commercial letters of credit	49	63
Purchase card commitments	993	1,048
Principal investing commitments	1	1
Tax credit investment commitments	1,132	1,362
Total loan and other commitments	$79,287	$77,483

Schedule of Guarantees	The following table shows the types of guarantees that we had outstanding at December 31, 2025. Information pertaining to the basis for determining the liabilities recorded in connection with these guarantees is included in Note 1 (“Summary of Significant Accounting Policies”) under the heading “Contingencies and Guarantees.”

December 31, 2025	Maximum Potential Undiscounted Future Payments	Liability Recorded
Dollars in millions
Financial guarantees:
Standby letters of credit	$6,453	$69
Recourse agreement with FNMA	8,187	57
Residential mortgage reserve	3,418	8
Written options (a)	3,524	27
Total	$21,582	$161

(a)The maximum potential undiscounted future payments represent notional amounts of derivatives qualifying as guarantees.